                               SECOND AMENDMENT TO
                          CREDIT AGREEMENT AND CONSENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT dated as of February 1, 2001 (the "Amendment") relating to the Credit Agreement referenced below, is by and among THE OFFICIAL INFORMATION COMPANY, a Delaware corporation (the "Company"), the subsidiaries of the Company listed on the signature pages hereto (collectively referred to as the "Subsidiary Guarantors" or individually referred to as a "Subsidiary Guarantor"), each of those financial institutions identified as Lenders on the signature pages hereto (together with each of their successors and assigns, referred to individually as a "Lender" and, collectively, as the "Lenders"), and FIRST UNION NATIONAL BANK, acting in the manner and to the extent described in Section 8 of the Credit Agreement (in such capacity, the "Agent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

                              W I T N E S S E T H

         WHEREAS, a $25,000,000 credit facility was extended to the Company pursuant to the terms of that certain Credit Agreement dated as of October 9, 1997 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Company, as borrower, the Lenders identified therein and the Agent;

         WHEREAS, the Company has requested that the Credit Agreement be amended as described herein and the Lenders are willing to make such amendments;

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         (A)      Amendments.

                  1. Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions and replacing them with the following:

                           "Applicable Interest Rate Percentage": for any day,
                  the rate per annum set forth below opposite the applicable Total Leverage Ratio then in effect, it being understood that the Applicable Interest Rate Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", and (ii) LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin":


                            ------------------------ ----------------------- -----------------------------
                             Total Leverage Ratio       Base Rate Margin          LIBOR Rate Margin
                            ------------------------ ----------------------- -----------------------------
                            (less than or
                              equal to) 5.50                  1.50%                      2.75%
                            ------------------------ ----------------------- -----------------------------
                            (greater than or equal
                               to) 5.0 but (less
                               than) 5.5                      1.25%                      2.50%
                            ------------------------ ----------------------- -----------------------------
                            (greater than or equal
                               to) 4.5 but (less
                               than) 5.0                      1.00%                      2.25%
                            ------------------------ ----------------------- -----------------------------
                            (greater than or equal
                               to) 4.0 but (less
                               than) 4.5                      0.75%                      2.00%
                            ------------------------ ----------------------- -----------------------------
                             (less than) 4.0                  0.50%                      1.75%
                            ------------------------ ----------------------- -----------------------------

                  provided, that, in the event that the Revolving Committed Amount has not been permanently reduced to an amount less than or equal to $25,000,000 on or before April 30, 2001, each of the percentages shown in the above table shall be increased by 0.25%.

                  The Applicable Interest Rate Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date of delivery of the quarterly compliance certificate and financial information provided in accordance with Sections 5.1(b) and 5.2(b) (each an "Interest Determination Date").

                  Such Applicable Interest Rate Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date.

                  "Senior Leverage Ratio": at any time, the ratio of Consolidated Senior Funded Debt at such time less Cash Equivalents in excess of $1,000,000 owned by the Borrower and the Restricted Subsidiaries as of the last day of the twelve month period then ending to Consolidated Adjusted EBITDA for the twelve month period then ending.

                  "Total Leverage Ratio": at any time, the ratio of Consolidated Total Funded Debt at such time less Cash Equivalents in excess of $1,000,000 owned by the Borrower and the Restricted Subsidiaries as of the last day of the twelve month period then ending to Consolidated Adjusted EBITDA for the twelve month period then ending.

                  2. Section 1.1 of the Credit Agreement is hereby amended by the addition of the following definitions in appropriate alphabetical order:

                           "Second Amendment": shall mean that certain Second
                  Amendment to Credit Agreement and Consent dated as of February 1, 2001 by and among the Borrower, the subsidiaries of the Borrower identified on the signature pages thereto, the lenders identified on the signature pages thereto and the Administrative Agent.

                           "Second Amendment Effective Date": shall mean the
                  date upon which all of the conditions in Section (D) of the Second Amendment have been satisfied or waived.

                  3. Section 2.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Loans") to the Borrower from time to time for the purposes hereinafter set forth; provided, however, that (i) with regard to each Lender individually, such Lender's share of outstanding Revolving Loans shall not exceed such Lender's Revolving Committed Amount, and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans shall not exceed FORTY MILLION DOLLARS ($40,000,000) (as such aggregate maximum amount may be reduced from time to time as provided herein, the "Revolving Committed Amount"). Revolving Loans may consist of Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Base Rate Loans at its Domestic Lending Office.

                  4. Section 2.6(b)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           (i) Net Sales Proceeds. (A) From the Second Amendment
                  Effective Date until the date upon which the Revolving Committed Amount has been reduced to $25,000,000 or less, the Borrower shall make a prepayment of the Revolving Loans in an amount equal to 100% of Net Sales Proceeds from Asset Dispositions; and (B) after the Revolving Committed Amount has been reduced to $25,000,000 or less, the Borrower shall make a prepayment of the Revolving Loans in an amount equal to the Net Sales Proceeds from Asset Dispositions in excess of $1,000,000 which are not reinvested by the Borrower and the Restricted Subsidiaries in businesses permitted to be engaged in by the Borrower and the Restricted Subsidiaries pursuant to
                  Section 6.4 within 270 days after the applicable date of disposition. Any prepayment of Net Sales Proceeds required by this subclause (B) shall be made on or prior to the date 270 days from the date of the applicable Asset Disposition and shall be applied to the outstanding principal balance of the Revolving Loans.

                  5. Section 2.6(b) of the Credit Agreement is hereby amended by adding the following new clause (iv) to the end thereof:

                           (iv) Mandatory Reduction of Revolving Commitments.
                  The Revolving Committed Amount shall be automatically permanently reduced by the amount of any mandatory prepayment required pursuant to clause (i) or (ii) of this Section 2.6(b).

                  6. Section 2.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  Commitment Fee. In consideration of the Revolving Commitments, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment Fee") for each calendar quarter (or portion thereof) during the Commitment Period, computed at the rate of .50% per annum on the average daily amount by which the Aggregate Revolving Committed Amount exceeds the aggregate principal amount of Revolving Loans outstanding (for the subject calendar quarter). Notwithstanding the foregoing, in the event that the aggregate principal amount of Revolving Loans outstanding constitutes less than 50% of the Aggregate Revolving Committed Amount, then the Commitment Fee shall be computed at the rate of .625% per annum on the average daily amount by which the Aggregate Revolving Committed Amount exceeds the aggregate principal amount of Revolving Loans outstanding (for the subject calendar quarter). The Commitment Fee shall be payable quarterly in arrears on the last Business Day of each March, June, September and December (commencing March 31, 2001) and on the Termination Date.

                  7. Section 5.9(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (b) Senior Leverage Ratio. The Borrower will maintain, as of the end of each fiscal quarter to occur during the periods shown, a Senior Leverage Ratio of not greater than:

                          Second Amendment Effective Date          3.0 to 1.0
                          through December 31, 2001
                          January 1, 2002 and thereafter           2.5 to 1.0

         (B) Representations and Warranties. The Company hereby represents and warrants that (i) the representations and warranties contained in Section 3 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the amendments contained herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and (iv) it has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

         (C) Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent:

                    1. Second Amendment. The Agent shall have received a copy of this Amendment duly executed by the Company and each of the Subsidiary Guarantors.

                    2. Corporate Documents. The Agent shall have received each of the following:

                           (a) Copies of the articles or certificates of
                  incorporation or other charter documents of the Company certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of the Company to be true and correct as of the date hereof.

                           (b) A copy of the bylaws of the Company certified by
                  a secretary or assistant secretary of the Company to be true and correct as of the date hereof.

                           (c) Copies of resolutions of the Board of Directors
                  of the Company approving and authorizing execution and delivery of this Amendment, certified by a secretary or assistant secretary of the Company to be true and correct and in force and effect as of the date hereof.

                           (d) Copies of (i) certificates of good standing,
                  existence or its equivalent with respect to the Company certified as of a recent date by the appropriate governmental authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect and (ii) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                           (e) An incumbency certificate of the Company
                  certified by a secretary or assistant secretary to be true and correct as of the date hereof.

                    3. Personal Property Collateral. The Agent shall have
               received each of the following:

                           (a) New and/or amended UCC-1 financing statements for
                  the Company, as appropriate and necessary to perfect or continue the perfection of the Agent's security interest in the Company's collateral;

                           (b) all stock certificates evidencing the Capital
                  Stock pledged to the Agent pursuant to the Pledge Agreements, together with duly executed in blank undated stock powers attached thereto; and

                           (c) such patent/trademark/copyright filings as
                  requested by the Agent in order to perfect the Agent's security interest in the Company's collateral, including, without limitation, new notices of grants of security interests in favor of the Agent.

                  4. Opinion of Counsel. The Agent shall have received an opinion (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of this Amendment), satisfactory to the Agent, addressed to the Agent and the Lenders and dated the Second Amendment Effective Date, from legal counsel to the Company and the Subsidiary Guarantors.

                  5. Fee Letter. The Agent shall have received a duly executed original copy of a fee letter dated as of the date hereof from First Union National Bank to the Company, acknowledged by the Company (the "Fee Letter") and the Agent shall have received all fees owing pursuant to the Fee Letter.

                  6. Revolving Note. The Agent shall have received a replacement Revolving Note for each Lender which has been duly authorized, executed and delivered by the Company and which is in full force and effect.

                  7. Stock and Stock Powers. The Agent shall have received certificates representing all of the membership interests of ExpoExchange, LLC purchased by TOIC Holdings, LLC ("TOIC Holdings"), a subsidiary of the Company, from Third Millennium Communications, Inc. ("3MC") pursuant to that certain Purchase Agreement dated as of January 19, 2001 (the "Purchase Agreement") by and between TOIC Holdings and 3MC, together with duly executed in blank undated stock powers attached thereto.

                  8. Consummation of Sale and Purchase. The Agent shall have received evidence satisfactory to the Agent in its sole discretion that the transactions contemplated in (i) the Purchase Agreement and (ii) that certain Securities Purchase Agreement dated as of January 19, 2001 by and between 3MC and the Company have been consummated.

                  9. Repayment of Secured Promissory Note. The Agent shall have received evidence that simultaneously with the effectiveness of this Amendment, the promissory note in the principal amount of $12,000,000 given by TOIC Holdings to 3MC as partial consideration for the membership interests of ExpoExchange will be repaid in full from the proceeds of the Revolving Loans.

                  10. Pro Forma Compliance with Financial Covenants. The Agent shall have received from an Authorized Signatory a compliance certificate substantially in the form of Schedule 4.1(f) to the Credit Agreement demonstrating, among other things, the Borrower's compliance on a pro forma basis with the financial covenants set forth in Section
         5.9 of the Credit Agreement.

         (D) Acknowledgment of Subsidiary Guarantors. Each of the Subsidiary Guarantors acknowledges and consents to all of the terms and conditions of this Amendment and agrees that (i) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Guarantor's obligations under the Guaranty or any other Credit Document and (ii) the Guaranty guarantees the payment and performance of all of the obligations of the

Company under the Credit Documents as such obligations may be increased after giving effect to this Amendment.

         (E) Continuing Agreements. Except as specifically modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (and Exhibits and Schedules thereto) shall remain in full force and effect, without modification or limitation, and this Amendment shall not affect, modify or diminish the obligations of the Credit Parties which have accrued prior to the effectiveness of the provisions hereof. This Amendment shall not operate as a consent to any other action or inaction by any Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Agent under the Credit Documents nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in any Credit Document except as specifically provided herein. The waivers contained herein shall be effective only in the specific instance, for the specific purpose for which given and for the period of time set forth herein.

         (F) Payment of Fees and Expenses. The Company agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

         (G) Multiple Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         (H) Governing Law. This Amendment and the Credit Agreement as amended hereby shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:                                    THE OFFICIAL INFORMATION COMPANY

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

SUBSIDIARY GUARANTORS:                      I.T.S. INFORMATION SERVICES, LLC

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            TOIC HOLDINGS, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            TOIC HOLDINGS, LLC

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            EXPO MAGAZINE, LLC

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            VEGAS PEOPLE, LLC

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            ATWOOD PUBLISHING, LLC

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            GEM COMMUNICATIONS, LLC

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            GEM COMMUNICATIONS HOLDINGS, LLC

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            CRIMESEARCH, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            EXPOEXCHANGE, LLC

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            RECORDS SEARCH, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            TISI HOLDINGS, INC.


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            UNITED STATES MUTUAL
                                            ASSOCIATION, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            BUSINESS MUTUAL ASSOCIATION OF
                                            MASS., INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            STORES PROTECTIVE ASSOCIATION, INC

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            EMPLOYERS SCREENING SERVICE, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            STORES MUTUAL ASSOCIATION OF
                                            ILLINOIS, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            STA UNITED, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            TOTAL INFORMATION SERVICES, INC

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            TOIC NEVADA, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

AGENT AND LENDERS:                      FIRST UNION NATIONAL BANK, individually
                                        in its capacity as a Lender and in its
                                        capacity as Agent

                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------